UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 1, 2015

TRAVELCENTERS OF AMERICA LLC

(Exact name of registrant as specified in its charter)

Delaware	001-33274	20-5701514
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

24601 Center Ridge Road, Westlake, Ohio	44145
(Address of principal executive offices)	(Zip Code)

440-808-9100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On June 1, 2015, TravelCenters of America LLC and three of its subsidiaries, which we refer to collectively as we, our, us, or TA, entered into a Transaction Agreement with our principal landlord, Hospitality Properties Trust and four of its subsidiaries, which we refer to collectively as HPT. Significant terms of the Transaction Agreement are summarized below.

•                  Our lease with HPT for 144 travel centers that we operate under the “TravelCenters of America”, “TA” and related brand names, which we refer to as the Existing TA Lease, will be amended and restated into four new leases, which we refer to collectively as the Leases. The initial terms for the Leases end on December 31, 2026, 2028, 2029 and 2030, respectively. Each of the Leases will include two renewal options of fifteen years each. The Leases will be entered into upon the first closing of HPT’s purchase of properties described below.

•                  HPT will purchase 14 of the 39 travel centers we own and certain assets we own at 11 properties we currently lease from HPT under the Existing TA Lease for $279.4 million; HPT will lease back these properties to us under the Leases. The sales of these properties and assets are expected to close before the end of June 2015, however, we have the right to delay the sale and lease of three of the properties with an aggregate sale price of $51.5 million to no later than December 31, 2015. Our annual rent will increase by $24.0 million as a result of our completion of the sale and leaseback of these properties.

•                  We will purchase from HPT five travel centers that we currently lease from HPT under the Existing TA Lease and sublease to franchisees, for $45.0 million. Our annual rent will decrease by $3.9 million as a result of our completion of the purchase of these properties.

•                  We own five properties at which we are constructing or plan to construct full service travel centers. HPT agreed to purchase from us each of these five travel centers upon the completion of its development at a price equal to our development costs, including the cost of the land. These costs are estimated to be up to $118.0 million in the aggregate for all five properties. The sales of these properties are expected to be completed prior to June 30, 2017. Our annual rent will increase as a result of our completion of the sale and leaseback of these properties by 8.5% of their sale prices.

•                  The aggregate base rent under the Leases after the purchases of properties from and sales of properties to HPT described above, excluding the rent related to the properties that will be sold upon completion of development, will be $185.9 million. This aggregate base rent of the Leases will be equal to the sum of (i) the current base rent as of June 1, 2015, under the Existing TA Lease, (ii) $3.0 million, representing the amount of percentage rent reduction (described below), (iii) $3.2 million of ground lease payments we currently make to HPT in connection with former third party ground leases previously acquired by HPT, which were not included in base rent under the Existing TA Lease, (iv) the increase in rent related to the properties we will sell to and lease from HPT (as described above), and (v) the decrease in rent related to the properties we will purchase from HPT (as described above). The base rent under the Leases is subject to adjustment if we sell capital improvements we make at the leased premises to HPT.

•                  Percentage rent, which totaled $3.0 million in 2014 under the Existing TA Lease, will be reduced under the Leases to $0 for 2015; and, as noted above, that $3.0 million amount will be added to the base rent under Leases. Thereafter, percentage rent will be equal to 3% of the excess of gross non-fuel revenues in any particular year beginning with 2016, over base year gross non-fuel revenues. For these purposes, the base year will be 2015, but in the case of the five properties to be developed by TA and sold to HPT, the base year will be the calendar year in which the third anniversary of the completion of development of each such property occurs and percentage rent will not apply to those properties until the next succeeding year.

•                  The Leases will extend the due date for our deferred rent obligation under the Existing TA Lease. Under the Existing TA Lease our deferred rent obligation totals $107.1 million and is due at the end of the Existing TA Lease on December 31, 2022. Under the Leases, the due date of the deferred rent obligation will be extended to the end of the initial terms of the Leases as follows: $29.3 million will be due December 31, 2026, $29.1 million will be due December 31, 2028, $27.4 million will be due December 31, 2029, and $21.3 million will be due December 31, 2030. The deferred rent obligation may be accelerated at HPT’s option upon an uncured default under the Leases or a change in control of us, each as provided under the Leases.

The terms of the agreements described above were negotiated and approved by special committees of our Independent Directors and HPT’s Independent Trustees, none of whom are directors or trustees of the other company. Each special committee was represented by separate counsel.

The foregoing descriptions of the Transaction Agreement, the New TA Leases and related transactions are not complete and are qualified in their entirety by reference to the full text of the Transaction Agreement, the forms of the New TA Leases and the forms of the other related agreements, all of which are filed as Exhibits 10.1 through 10.10 to this Current Report on Form 8-K, and are incorporated by reference herein.

A copy of the press release we issued announcing the transactions contemplated by the Transaction Agreement is attached as Exhibit 99.1.

Information Regarding Certain Relationships

HPT was our parent company until 2007 and is our principal landlord and our largest shareholder. We were created as a separate public company in 2007 as a result of a spin off from HPT. As of June 1, 2015, HPT owned 3,420,000 of our common shares, representing approximately 8.9% of our outstanding common shares. One of our Managing Directors, Mr. Barry Portnoy, is a managing trustee of HPT. Mr. Barry Portnoy’s son, Mr. Adam Portnoy, is also a managing trustee of HPT, and Mr. Barry Portnoy’s son-in-law, Mr. Ethan Bornstein, is an executive officer of HPT. Our other Managing Director, Mr. Thomas O’Brien, who is also our President and Chief Executive Officer, is a former executive officer of HPT. One of our Independent Directors, Mr. Arthur Koumantzelis, was an independent trustee of HPT prior to our spin-off from HPT. We have significant continuing relationships with HPT, including the lease arrangements referred to in this Current Report on Form 8-K.

Reit Management & Research LLC, or RMR, provides business management and shared services to us pursuant to a business management and shared services agreement. One of our Managing Directors, Mr. Barry Portnoy, is Chairman, majority owner and an employee of RMR. Mr. Barry Portnoy’s son, Mr. Adam Portnoy, is an owner of RMR and serves as President, Chief Executive Officer and a director of RMR. Our other Managing Director, Mr. Thomas O’Brien, who is also our President and Chief Executive Officer, Mr. Andrew Rebholz, our Executive Vice President, Chief Financial Officer and Treasurer, and Mr. Mark Young, our Executive Vice President and General Counsel, are officers and employees of RMR. RMR provides management services to HPT and HPT’s executive officers are officers and employees of RMR. Two of our Independent Directors also serve as independent directors or independent trustees of other companies to which RMR or its affiliates provide management services. Mr. Barry Portnoy serves as a managing director or managing trustee of those companies and Mr. Adam Portnoy serves as a managing trustee of a majority of those companies. In addition, officers of RMR serve as certain of our officers and certain officers of those companies to which RMR or its affiliates provides management services.

For further information about these and other such relationships and related person transactions, please see our Annual Report on Form 10-K for the year ended December 31, 2014, or our Annual Report, our definitive Proxy Statement for our 2015 Annual Meeting of Shareholders, or our Proxy Statement, our Quarterly Report on Form 10-Q for the quarter ended March 31, 2015, or our Quarterly Report, and our other filings with the Securities and Exchange Commission, or the SEC, including Note 12 to the Consolidated Financial Statements included in our Annual Report, the sections captioned “Business”, “Management’s Discussion and Analysis of Financial Condition and Results of Operations-Related Person Transactions” and “Warning Concerning Forward Looking Statements” of our Annual Report, the section captioned “Related Person Transactions” and the information regarding our Trustees and executive officers in our Proxy Statement, Note 5 to the Condensed Consolidated Financial Statements included in our Quarterly Report and the sections captioned “Management’s Discussion and Analysis of Financial Condition and Results of Operations-Related Person Transactions” and “Warning Concerning Forward Looking Statements” of our Quarterly Report.  In addition, please see the section captioned “Risk Factors” of our Annual Report for a description of risks that may arise from these transactions and relationships.  Our filings with the SEC, including our Annual Report, our Proxy Statement and our Quarterly Report, are available at the SEC’s website at www.sec.gov.  Copies of certain of our agreements with these related parties are publicly available as exhibits to our public filings with the SEC and accessible at the SEC’s website.

Item 8.01 Other Events.

During May 2015, we entered into an agreement to acquire 34 gasoline stations/convenience stores and certain wholesale supply contracts for $43.0 million. Including those agreements previously disclosed, as of the date of this report we have agreements to acquire one travel center and 67 gasoline stations/convenience stores for an aggregate of $123.6 million. We currently intend to continue to selectively acquire additional travel centers and gasoline stations/convenience stores and to otherwise expand our business.

WARNING CONCERNING FORWARD LOOKING STATEMENTS

THIS CURRENT REPORT ON FORM 8-K, OR THE CURRENT REPORT, CONTAINS STATEMENTS THAT CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER SECURITIES LAWS.  ALSO, WHENEVER WE USE WORDS SUCH AS “BELIEVE”,  “EXPECT”,  “ANTICIPATE”,  “INTEND”,  “PLAN”,  “ESTIMATE” OR SIMILAR EXPRESSIONS, WE ARE MAKING FORWARD LOOKING STATEMENTS.  THESE FORWARD LOOKING STATEMENTS ARE BASED UPON OUR PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR.  ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY THESE FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS.  FOR EXAMPLE:

•                  THIS CURRENT REPORT STATES THAT OUR TRANSACTION AGREEMENT WITH HPT PROVIDES THAT WE WILL SELL TO AND LEASEBACK FROM HPT 14 TRAVEL CENTERS AND ASSETS FOR APPROXIMATELY $279.4 MILLION, THAT WE WILL PURCHASE FIVE OTHER TRAVEL CENTERS FROM HPT FOR $45 MILLION AND THAT WE WILL CONSTRUCT AND SELL TO HPT FIVE FULL SERVICE TRAVEL CENTERS FOR DEVELOPMENT AND LAND COSTS, WHICH ARE ESTIMATED TO BE UP TO $118 MILLION. THESE SEVERAL AGREEMENTS CREATE SEPARATE CONTRACTUAL OBLIGATIONS. THE SEVERAL OBLIGATIONS ARE SUBJECT TO VARIOUS TERMS AND CONDITIONS TYPICAL OF LARGE, COMPLEX REAL ESTATE TRANSACTIONS. SOME OF THESE TERMS AND CONDITIONS MAY NOT BE SATISFIED AND, AS A RESULT, SOME OF THESE TRANSACTIONS MAY BE DELAYED, MAY NOT OCCUR OR THE TERMS MAY CHANGE.

•                  THIS CURRENT REPORT STATES THAT FIVE OF THE SITES WE WILL SELL TO HPT ARE CURRENTLY BEING OR WILL BE CONSTRUCTED BY US AT AN ESTIMATED COST OF UP TO APPROXIMATELY $118 MILLION. IT IS DIFFICULT TO ESTIMATE THE COST OF TRAVEL CENTER DEVELOPMENT. THE FINAL COST OF THESE DEVELOPMENT PROJECTS MAY BE GREATER THAN $118 MILLION AND HPT MAY NOT AGREE TO PAY THAT INCREASED COST. MOREOVER, IF HPT PAYS INCREASED COSTS OF THESE DEVELOPMENT PROJECTS, THE RENT WE WILL BE REQUIRED TO PAY LIKELY WILL INCREASE.

•                  THIS CURRENT REPORT STATES THAT THE TERMS OF THESE AGREEMENTS BETWEEN US AND HPT WERE NEGOTIATED AND APPROVED BY SPECIAL COMMITTEES OF OUR INDEPENDENT DIRECTORS AND OF HPT’S INDEPENDENT TRUSTEES, NONE OF WHOM ARE DIRECTORS OR TRUSTEES OF THE OTHER COMPANY, AND THAT EACH SPECIAL COMMITTEE WAS REPRESENTED BY SEPARATE COUNSEL. AN IMPLICATION OF THESE STATEMENTS MAY BE THAT THESE AGREEMENTS ARE EQUIVALENT TO “ARM’S LENGTH” AGREEMENTS BETWEEN UNRELATED PARTIES. WE AND HPT ARE AFFILIATED BECAUSE HPT IS OUR LARGEST SHAREHOLDER, BECAUSE WE AND HPT HAVE A COMMON BOARD MEMBER, BECAUSE BOTH WE AND HPT CONTRACT FOR CERTAIN MANAGEMENT SERVICES FROM THE SAME COMPANY, AND OTHERWISE. ALSO, AN AGREEMENT ENTERED BETWEEN HPT AND US AT THE TIME WE WERE SPUN OUT TO HPT SHAREHOLDERS AND WE BECAME A SEPARATE PUBLIC COMPANY GRANTS HPT CERTAIN RIGHTS OF FIRST REFUSAL REGARDING CERTAIN OF OUR REAL ESTATE TRANSACTIONS. ACCORDINGLY, WE CAN PROVIDE NO ASSURANCE THAT THE AGREEMENTS ANNOUNCED TODAY ARE EQUIVALENT TO “ARM’S LENGTH” TRANSACTIONS.

•                  THIS CURRENT REPORT STATES THAT WE HAVE ENTERED INTO AGREEMENTS TO ACQUIRE ONE TRAVEL CENTER AND 67 GASOLINE STATIONS/CONVENIENCE STORES. THESE ACQUISITIONS ARE SUBJECT TO CONDITIONS AND MAY NOT BE COMPLETED OR MAY BE DELAYED OR THEIR TERMS MAY CHANGE.

•                  THIS CURRENT REPORT STATES THAT WE CURRENTLY INTEND TO CONTINUE TO SELECTIVELY ACQUIRE ADDITIONAL TRAVEL CENTERS AND GASOLINE STATIONS/CONVENIENCE STORES AND TO OTHERWISE EXPAND OUR BUSINESS. THERE ARE MANY FACTORS THAT MAY RESULT IN OUR NOT BEING ABLE TO ACQUIRE ADDITIONAL TRAVEL CENTERS OR GASOLINE STATIONS/CONVENIENCE STORES, INCLUDING OUR POSSIBLE INABILITY TO NEGOTIATE ACCEPTABLE PRICES. ACCORDINGLY, WE MAY NOT SUCCEED IN OUR EFFORTS TO EXPAND OUR BUSINESS. ALSO, MANAGING AND INTEGRATING ACQUIRED LOCATIONS AND PLANNING, IMPLEMENTING AND EXECUTING BUSINESS EXPANSION CAN BE DIFFICULT, TIME CONSUMING, INEFFECTIVE AND/OR MORE EXPENSIVE THAN ANTICIPATED AND INVOLVE RISKS OF FINANCIAL LOSSES.

THE INFORMATION CONTAINED IN OUR FILINGS WITH THE SEC, INCLUDING UNDER THE CAPTION “RISK FACTORS” IN OUR PERIODIC REPORTS, OR INCORPORATED THEREIN, IDENTIFIES OTHER IMPORTANT FACTORS THAT COULD CAUSE DIFFERENCES FROM OUR FORWARD LOOKING STATEMENTS. OUR FILINGS WITH THE SEC ARE AVAILABLE ON THE SEC’S WEBSITE AT WWW.SEC.GOV.

YOU SHOULD NOT PLACE UNDUE RELIANCE UPON OUR FORWARD LOOKING STATEMENTS.

EXCEPT AS REQUIRED BY LAW, WE DO NOT INTEND TO UPDATE OR CHANGE ANY FORWARD LOOKING STATEMENTS AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1                        Transaction Agreement by and among Hospitality Properties Trust, HPT TA Properties Trust, HPT TA Properties LLC, HPT PSC Properties Trust, HPT PSC Properties LLC, TravelCenters of America LLC, TravelCenters of America Holding Company LLC, TA Leasing LLC, and TA Operating LLC dated June 1, 2015 (filed herewith).

10.2                        Form of Amended and Restated Lease No. 1 by and among HPT TA Properties Trust, HPT TA Properties LLC and TA Operating LLC (included as Exhibit C-1 to Exhibit 10.1 to this Current Report on Form 8-K)

10.3                        Form of Amended and Restated Lease No. 2 by and among HPT TA Properties Trust, HPT TA Properties LLC and TA Operating LLC (included as Exhibit C-2 to Exhibit 10.1 to this Current Report on Form 8-K)

10.4                        Form of Amended and Restated Lease No. 3 by and among HPT TA Properties Trust, HPT TA Properties LLC and TA Operating LLC (included as Exhibit C-3 to Exhibit 10.1 to this Current Report on Form 8-K)

10.5                        Form of Amended and Restated Lease No. 4 by and among HPT TA Properties Trust, HPT TA Properties LLC and TA Operating LLC (included as Exhibit C-4 to Exhibit 10.1 to this Current Report on Form 8-K)

10.6                        Form of Amendment to Lease Agreement by and among HPT PSC Properties Trust, HPT PSC Properties LLC and TA Operating LLC (included as Exhibit D to Exhibit 10.1 to this Current Report on Form 8-K)

10.7                        Form of Property Exchange Agreement by and among Hospitality Properties Trust, HPT TA Properties Trust, HPT TA Properties LLC, TravelCenters of America LLC, and TA Operating LCC (included as Exhibit B-1 to Exhibit 10.1 to this Current Report on Form 8-K)

10.8                        Form of Sales Agreement between an HPT entity and TA Operating LLC (included as Exhibit B-2 to Exhibit 10.1 to this Current Report on Form 8-K)

10.9                        Form of Development Property Agreement between an HPT entity and TA Operating LLC (included as Exhibit B-3 to Exhibit 10.1 to this Current Report on Form 8-K)

10.10                 Form of Guaranty Agreement by TravelCenters of America LLC and TravelCenters of America Holding Company LLC for the benefit of HPT TA Properties Trust, HPT TA Properties LLC (included as Exhibit E to Exhibit 10.1 to this Current Report on Form 8-K)

99.1                        Press release dated June 1, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRAVELCENTERS OF AMERICA LLC

Date: June 5, 2015	By:	/s/ ANDREW J. REBHOLZ
Andrew J. Rebholz
Executive Vice President, Chief Financial Officer and Treasurer